UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

784 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

784 Memorial Drive Lease

On May 18, 2017, Infinity Pharmaceuticals, Inc. (“we”, “us”, or “our”) and BHX, LLC, as trustee of 784 Realty Trust (the “Landlord”), entered into a second amendment (the “Second Lease Amendment”), effective May 1, 2017, to that certain lease dated September 25, 2014 (the “Lease”) for the lease of office space at 784 Memorial Drive, Cambridge, MA 02139 (the “Premises”). The Second Lease Amendment extends the first amendment to the Lease (the “First Lease Amendment”), under which we and Landlord agreed to the early termination of the Lease subject to the satisfaction of specified contingencies and payment of a termination payment, as described in more detail below.

Under the Second Lease Amendment, the Lease will terminate effective July 31, 2017 (the “Early Termination Date”) upon satisfaction of the following contingencies: (i) we receive from Landlord a notice (“Landlord Notice”) on or before June 7, 2017 that it entered into a new lease or leases on or before May 31, 2017 with respect to 100% of the Premises (the “Landlord Contingency”), or that it has waived the Landlord Contingency; (ii) we provide notice to Landlord on or before June 7, 2017 (“Tenant Notice”) that we received a qualifying lender consent on or before May 31, 2017 (the “Tenant Contingency”) or that we have waived the Tenant Contingency; and (iii) our payment to Landlord of $5,000,000 in the manner described in the First Lease Amendment.

If the Landlord Notice is not timely given, the Second Lease Amendment shall be null and void, and the Lease shall remain in effect in accordance with its terms as they existed immediately prior to execution and delivery of the Second Lease Amendment.

The foregoing description of the terms of the Second Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Lease Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is included in this report:

Exhibit No.	Description

10.1	Second Amendment to Lease, effective as of May 1, 2017, between Infinity Pharmaceuticals, Inc. and BHX, LLC as trustee of 784 Realty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: May 22, 2017	By:	/s/ Seth A. Tasker
Seth A. Tasker Vice President, General Counsel and Secretary